SECURITIES AND EXCHANGE COMMISSION
                               Washington, D. C.  20549


                                     FORM 8-K


                                 CURRENT REPORT


       Pursuant to Section 13 or 15(d) of  the Securities Exchange Act of 1934


                                    Date of Report:   	September 24, 1997
                                    Date of earliest
                                    event reported:   	September 16, 1997


                                        Apple Computer, Inc.
                   (Exact name of registrant as specified in its charter)


     California                      0-10030                 94-2404110
(State or other jurisdiction of      (Commission File     (I.R.S. Employer
incorporation or organization)       Number)              Identification No.)



	             1 Infinite Loop, Cupertino, California 95014
                  (Address of principal executive offices)


    Registrant's telephone number, including area code:   (408) 996-1010


                                    Not Applicable
     (Former name or former address, if changed since last report.)


                             Exhibit Index on Page 4

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                          INFORMATION INCLUDED IN THIS REPORT

Items 1 through 4, 6 and 8 Not Applicable.

Item 5.	Other Events.

	(i)	Reference is made to the press release issued to the public by the registrant on September 16, 1997, the text of which is attached hereto as an exhibit, for a description of the events reported pursuant to this Form 8-K.


Item 7.	Financial Statements, Pro Forma Financial Information and
             Exhibits.

		(c)	Exhibits

		99.1.	Text of press release dated September 16, 1997.


















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                                SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                             APPLE COMPUTER, INC.



                                            By:/S/ Fred D. Anderson
                                            Fred D. Anderson,
                                            Executive Vice President and Chief
                                            Financial Officer

                                            Date: September  24, 1997
























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                            INDEX TO EXHIBITS

Exhibit        Document                                           Page
99.1           Text of Press Release dated
               September 16, 1997                                   5












































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  	Apple Names Steve Jobs Interim CEO


           Cupertino, Calif.--Sept. 16, 1997--At its first regularly scheduled meeting last week, Apple's new Board of Directors formalized the role of Steve Jobs by naming him interim Chief
           Executive Officer of the Company until a new
           CEO is named.

           At this meeting, the Board of Directors also met with its executive recruiter, John Thompson of Heidrick & Struggles, to review the status of its search for a CEO. The Board expects that a new CEO will be named before the end of the year.

           Jobs, Apple's co-founder and newly appointed member of the Board, has been serving as an advisor to Apple's Board and executive management team for several months.

           Apple Computer, Inc. ignited the personal computer revolution in the 1970s with the Apple
           II, and reinvented the personal computer in the 1980s with the Macintosh. Apple is now recommitted to its original mission - to bring the best personal computing products and support to students, educators, designers, scientists, engineers, businesspersons and consumers in over 140 countries around the world.

           ------------------------------------------------

PRESS INFORMATION CONTACT

Katie Cotton
Apple Computer, Inc.
(408) 974-7269
email: katiec@apple.com

Russell Brady
Apple Computer, Inc.
(408) 974-6877
email: brady2@apple.com

Michael Rosenfelt
Power Computing
(512) 388-6705
email: miker@powercc.comP

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- - ------------------------------------------------
Apple's home page on the World Wide Web:
http://www.apple.com/
- - ------------------------------------------------

Apple, the Apple logo, Macintosh, and Mac OS are registered trademarks of Apple Computer, Inc. Additional company and product names may be trademarks or registered trademarks of the individual companies and are respectfully acknowledged.


Copyright 1997 Apple Computer, Inc.









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